UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2013

W. P. CAREY INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction

of Incorporation)

001-13779	45-4549771
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - Entry into a Material Definitive Agreement.

Merger Agreement

On July 25, 2013, W. P. Carey Inc. (“W. P. Carey” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Corporate Property Associates 16 – Global Incorporated (“CPA®:16”), WPC REIT Merger Sub Inc., an indirect subsidiary of W. P. Carey (“Merger Sub”), and, for the limited purposes set forth therein, Carey Asset Management Corp. (“CAM”) and W. P. Carey & Co. B.V. (“W. P. Carey BV”), each an indirect subsidiary of W. P. Carey, and CPA 16 LLC, an indirect subsidiary of CPA®:16 (“CPA16 LLC”). CPA®:16 is a publicly-owned, non-listed real estate investment trust, which was sponsored by W. P. Carey and for which W. P. Carey and its affiliates serve as advisor. Upon the terms and subject to the conditions set forth in the Merger Agreement, CPA®:16 will merge with and into Merger Sub, with Merger Sub surviving the merger as an indirect wholly-owned subsidiary of W. P. Carey (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, each CPA®:16 stockholder (the “CPA®:16 Stockholders”) of record as of the Effective Time (as defined in the Merger Agreement) will receive shares of W. P. Carey common stock, $0.001 par value per share (the “W. P. Carey Common Stock”). The exchange ratio with respect to shares of W. P. Carey Common Stock to be received by CPA®:16 Stockholders will be determined at the Closing (as defined in the Merger Agreement) of the transaction and will be based upon a value of $11.25 per share of CPA®:16 and the volume weighted average trading price (“VWAP”) of W. P. Carey Common Stock for the five consecutive trading days ending on the third trading day preceding the Closing.  However, at Closing (i) if the exchange ratio is less than or equal to 0.1447, then the exchange ratio shall be 0.1447 shares of W. P. Carey Common Stock for each share of CPA®:16 common stock, and (ii) if the exchange ratio is greater than or equal to 0.1842, then the exchange ratio shall be 0.1842 shares of W. P. Carey Common Stock for each share of CPA®:16 common stock, representing a 12% collar based on the VWAP of W. P. Carey Common Stock on July 22, 2013 and July 23, 2013 (as adjusted at the Closing, the “Per Share Merger Consideration”).  The nominal value of the Per Share Merger Consideration to be received by CPA®:16 Stockholders may be higher or lower as of the Closing due to changes in the market price of the W. P. Carey Common Stock, subject to the limitations of the collar discussed above. No fractional shares will be issued in the Merger and all CPA®:16 Stockholders entitled to fractional shares will receive cash in lieu of fractional shares. W. P. Carey plans to use cash on hand and funds available to the Company in order to pay any cash due to the CPA®:16 Stockholders in lieu of fractional shares.

The Per Share Merger Consideration, including the exchange ratio and the collar, was determined as a result of negotiations between the Board of Directors of W. P. Carey and a Special Committee of Independent Members of the Board of Directors of CPA®:16 (the “Special Committee”), with the assistance of separate financial advisors.

The Merger Agreement contains customary representations, warranties and covenants of W. P. Carey and CPA®:16, including, among others, covenants (i) to conduct their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period. The Merger Agreement also provides CPA®:16 with a 30-day go-shop provision.

The consummation of the Merger is subject to customary conditions, including, among others, (i) approval of the Merger by the stockholders of W. P. Carey and the CPA®:16 Stockholders, (ii) the absence of any law or order prohibiting the consummation of the Merger, (iii) the effectiveness of  a registration statement on Form S-4 (the “Form S-4”) relating to the shares of W. P. Carey Common Stock to be issued to the CPA®:16 Stockholders in connection with the Merger, (iv) the approval for the listing on the New York Stock Exchange of the shares of W. P. Carey Common Stock to be issued to the CPA®:16 Stockholders in connection with the Merger, (v) all consents, approvals, permits and authorizations having been obtained and (vi) other customary closing conditions. In addition, W. P. Carey’s and CPA®:16’s respective obligations to consummate the Merger are subject to certain other conditions, including, among others, (i) subject to the standards set forth in the Merger Agreement, the accuracy of the representations and warranties of the other party, (ii) compliance of the other party with its covenants in the Merger Agreement in all material respects, (iii) the delivery of opinions from counsel relating to the U.S. federal income tax code treatment of the Merger and the tax status of certain of the parties to the Merger Agreement, and (iv) no event, change, effect or circumstance occurring that would constitute a material adverse effect on the other party.

CAM, W. P. Carey BV, and certain of their affiliates provide investment and advisory services to CPA®:16 pursuant to written advisory agreements (the “Advisory Agreements”). Subject to the terms and conditions of the Merger Agreement, upon the consummation of the Merger, CAM and W. P. Carey BV have agreed to terminate the Advisory Agreements and waive any Subordinated Disposition Fees (as defined in the Advisory Agreements), but will continue to be entitled to receive any and all other accrued and unpaid fees pursuant to the Advisory Agreements.

Pursuant to the terms of the second amended and restated operating agreement of CPA16 LLC dated as of July 31, 2011 (the “CPA16 LLC Agreement”) by and among CPA16 LLC, Merger Sub and CPA®:16, Merger Sub is entitled to certain profit interests in CPA16 LLC. Subject to the terms and conditions of the Merger Agreement, upon the consummation of the Merger, Merger Sub has agreed to waive its right to receive a distribution of Capital Proceeds upon a Change of Control Event, and related allocation of profits and losses (as such terms are defined in the CPA16 LLC Agreement) (such distributions, together with the Subordinated Disposition Fees being the “Back-End Amounts”).

The Merger Agreement contains certain termination rights for both W. P. Carey and CPA®:16. Each of W. P. Carey and CPA®:16 has agreed to pay the other party’s out-of-pocket expenses if the Merger Agreement is terminated because such party breaches any of its representations, warranties, covenants or agreements made in the Merger Agreement.

In addition, in the event that the Merger Agreement has been terminated either (i) by CPA®:16, in the event that the Special Committee has withdrawn its recommendation of the Merger, or approved or recommended a CPA16 Superior Competing Transaction (as defined in the Merger Agreement), in each instance, in accordance with the go-shop provisions contained in the Merger Agreement, or (ii) by W. P. Carey, in the event that either (x) the CPA®:16 Board of Directors or any committee thereof has withdrawn or modified in any manner adverse to W. P. Carey its approval or recommendation of the Merger in connection with, or approved or recommended, any CPA16 Superior Competing Transaction or (y) CPA®:16 has entered into any agreement with respect to any CPA16 Superior Competing Transaction, then in each instance, concurrently with any such termination, CPA®:16 has agreed to pay W. P. Carey a termination fee equal to $57 million dollars; provided, however, in the event that CPA®:16 enters into an alternative acquisition agreement with a person or entity from whom it received a bona-fide-written offer or other communication constituting a CPA16 Competing Transaction (as defined in the Merger Agreement) prior to the expiration of the go-shop period, the termination fee shall be reduced to $35 million dollars (the “CPA16 Termination Fee”).

In the event that the Merger Agreement is terminated, the CPA16 Termination Fee is paid, and the Back-End Amounts are payable as a result thereof, then the amount of such CPA16 Termination Fee shall be credited against the Back End Amounts payable pursuant to the CPA16 Advisory Agreements and the CPA16 LLC Agreement, unless a portion of such CPA16 Termination Fee has already been credited against the Special GP Amount (as hereinafter defined), in which case any remaining amount of the CPA16 Termination Fee shall be credited against the Back End Amounts payable. Additionally, in the event that the Merger Agreement is terminated and a CPA16 Competing Transaction is consummated, the parties to the Merger Agreement have agreed that the Call Right (as such term is defined in the CPA16 LLC Agreement) shall be deemed exercised by CPA16 LLC and the amount owed and payable to Merger Sub at the closing of the CPA16 Competing Transaction pursuant to the CPA16 LLC Agreement shall be valued at $75 million dollars (the “Special GP Amount”). In the event that the Special GP Amount is payable, the amount of the CPA16 Termination Fee shall be credited against the Special GP Amount, unless a portion of the CPA16 Termination Fee has already been credited against the Back-End Amounts, in which case any remaining amount of the CPA16 Termination Fee, if any, shall be credited against the Special GP Amount.

The parties to the Merger Agreement intend that the Merger satisfy applicable requirements to qualify as a partially tax-deferred reorganization.

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

General

The Merger Agreement, the Merger and the other transactions contemplated in the Merger Agreement have been recommended by the Special Committee and unanimously approved by the Independent Directors of CPA®:16 and the Board of Directors of W. P. Carey on July 25, 2013.

The Merger Agreement has been included to provide investors with information regarding the terms of the Merger, and the other transactions contemplated by the Merger Agreement. The Merger Agreement is not intended to provide any other factual information about W. P. Carey, CPA®:16 or their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties of W. P. Carey and CPA®:16. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement, and are qualified by information in disclosure schedules that the parties have exchanged in connection with the execution of the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what an investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, you should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about W. P. Carey, CPA®:16, and their respective subsidiaries that are included in reports, statements and other filings made with the Securities and Exchange Commission (the “SEC”).

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995.  The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms.  These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed Merger, annualized dividends, funds from operations coverage, integration plans and expected synergies, the expected benefits of the proposed Merger, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed Merger.  These statements are based on current expectations of the management of W. P. Carey.  It is important to note that the actual results of W. P. Carey or of the combined company following the consummation of the proposed Merger could be materially different from those projected in such forward-looking statements.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company.  Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A.  Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC on February 26, 2013.  These risks, as well as other risks associated with the proposed Merger will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that W. P. Carey Inc. and CPA®:16 will file with the SEC in connection with the proposed Merger.  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise.  Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws.  W. P. Carey intends to file a Registration Statement on Form S-4 and mail the Joint Proxy Statement/Prospectus and other relevant documents to its security holders in connection with the proposed Merger.  WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS

FILED BY W. P. CAREY AND CPA®:16 IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECVOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:16 AND THE PROPOSED MERGER.  INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.  Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov).  In addition, these materials will also be available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA®:16’s website (http://www.cpa16.com).  Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:16 with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding CPA®:16’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:16 on April 26, 2013 in connection with its 2013 annual meeting of stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC.

ITEM 8.01 - Other Events.

The investor presentation to be used during calls with W. P. Carey’s investors, stockholders, analysts, brokers and other parties interested in the proposed Merger is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The investor presentation is also posted on W. P. Carey’s website at http://www.wpcarey.com.

On July 25, 2013, the Company issued a press release announcing, among other things, the Company’s entry into the Merger Agreement. A copy of that press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger dated as of July 25, 2013, by and between Corporate Property Associates 16 – Global Incorporated, W. P. Carey Inc., WPC REIT Merger Sub Inc., and, for the limited purposes set forth therein, Carey Asset Management Corp., W. P. Carey & Co. B.V. and CPA 16 LLC.

99.1	Presentation by W. P. Carey Inc. to analysts and investors on July 26, 2013.

99.2	Press Release issued on July 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date: July 26, 2013	By:	/S/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer